PREPAYMENTS, NET (Details 1) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Prepayments Net
Beginning balance	$ 10,070,700	$ 147,631
Addition	7,078	9,803,067
Exchange rate effect	(851,540)	120,002
Ending balance	$ 9,226,238	$ 10,070,700